Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	FOURTH QUARTER		YEAR-TO-DATE
	2025	2024	2025	2024
NET SALES	$3,684.6	$3,720.5	$15,130.4	$15,365.7
COSTS AND EXPENSES
Cost of sales	2,462.7	2,576.4	10,542.1	10,851.3
Gross profit	1,221.9	1,144.1	4,588.3	4,514.4
% of Net Sales	33.2%	30.8%	30.3%	29.4%
Selling, general and administrative	801.8	855.2	3,332.9	3,332.7
% of Net Sales	21.8%	23.0%	22.0%	21.7%
Other - net	53.3	55.9	240.7	448.8
Loss on sale of business	—	—	0.3	—
Asset impairment charges	20.4	—	189.5	72.4
Restructuring charges	37.0	33.0	89.1	99.9
Income from operations	309.4	200.0	735.8	560.6
Interest - net	81.4	74.6	317.9	319.5
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	228.0	125.4	417.9	241.1
Income taxes on continuing operations	69.8	(69.5)	16.0	(45.2)
NET EARNINGS FROM CONTINUING OPERATIONS	$158.2	$194.9	$401.9	$286.3
Gain on Security sale before income taxes	—	—	—	10.4
Income taxes on discontinued operations	—	—	—	2.4
NET EARNINGS FROM DISCONTINUED OPERATIONS	$—	$—	$—	$8.0
NET EARNINGS	$158.2	$194.9	$401.9	$294.3

BASIC EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	$1.04	$1.29	$2.66	$1.90
Discontinued operations	$—	$—	$—	$0.05
Total basic earnings per share of common stock	$1.04	$1.29	$2.66	$1.96

DILUTED EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	$1.04	$1.28	$2.65	$1.89
Discontinued operations	$—	$—	$—	$0.05
Total diluted earnings per share of common stock	$1.04	$1.28	$2.65	$1.95

DIVIDENDS PER SHARE OF COMMON STOCK	$0.83	$0.82	$3.30	$3.26

WEIGHTED-AVERAGE SHARES OUTSTANDING (in thousands)
Basic	151,446	150,725	151,258	150,485
Diluted	152,137	151,710	151,878	151,297

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	January 3, 2026	December 28, 2024
ASSETS
Cash and cash equivalents	$280.1	$290.5
Accounts and notes receivable, net	919.7	1,153.7
Inventories, net	4,157.1	4,536.4
Current assets held for sale	262.4	—
Other current assets	359.7	397.1
Total current assets	5,979.0	6,377.7
Property, plant and equipment, net	1,831.8	2,034.3
Goodwill and other intangibles, net	10,374.8	11,636.4
Long-term assets held for sale	1,273.9	—
Other assets	1,784.2	1,800.5
Total assets	$21,243.7	$21,848.9

LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$605.6	$—
Current maturities of long-term debt	554.8	500.4
Accounts payable	2,163.0	2,437.2
Accrued expenses	1,878.1	1,979.3
Current liabilities held for sale	44.2	—
Total current liabilities	5,245.7	4,916.9
Long-term debt	4,703.3	5,602.6
Long-term liabilities held for sale	9.4	—
Other long-term liabilities	2,230.7	2,609.5
Shareowners’ equity	9,054.6	8,719.9
Total liabilities and shareowners' equity	$21,243.7	$21,848.9

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

		FOURTH QUARTER		YEAR-TO-DATE
		2025	2024	2025	2024
	OPERATING ACTIVITIES
	Net earnings	$158.2	$194.9	$401.9	$294.3
	Depreciation	88.9	99.0	365.6	426.3
	Amortization	34.8	40.6	146.8	163.2
	Gain on sale of discontinued operations	—	—	—	(10.4)
	Loss on sale of business	—	—	0.3	—
	Asset impairment charges	20.4	—	189.5	72.4
	Changes in working capital[1]	539.5	344.3	159.4	321.5
	Other	113.9	0.3	(292.3)	(160.4)
	Net cash provided by operating activities	955.7	679.1	971.2	1,106.9
	INVESTING AND FINANCING ACTIVITIES
	Capital and software expenditures	(72.8)	(114.5)	(283.3)	(353.9)
	Proceeds from sales of businesses, net of cash sold	—	—	5.0	735.6
	Payments on long-term debt	(0.1)	—	(850.5)	—
	Net short-term commercial paper (repayments) borrowings	(753.0)	(364.6)	572.9	(1,056.9)
	Cash dividends on common stock	(126.3)	(124.0)	(500.6)	(491.2)
	Other	(4.6)	(6.4)	0.6	3.9
	Net cash used in investing and financing activities	(956.8)	(609.5)	(1,055.9)	(1,162.5)
	Effect of exchange rate changes on cash	11.0	(77.7)	79.3	(106.2)
	Increase (decrease) in cash, cash equivalents and restricted cash	9.9	(8.1)	(5.4)	(161.8)
	Cash, cash equivalents and restricted cash, beginning of period	277.5	300.9	292.8	454.6
	Cash, cash equivalents and restricted cash, end of period	$287.4	$292.8	$287.4	$292.8

	Free Cash Flow Computation[2]
	Net cash provided by operating activities	$955.7	$679.1	$971.2	$1,106.9
	Less: capital and software expenditures	(72.8)	(114.5)	(283.3)	(353.9)
	Free cash flow (before dividends)	$882.9	$564.6	$687.9	$753.0

	Reconciliation of Cash, Cash Equivalents and Restricted Cash
		January 3, 2026	December 28, 2024
	Cash and cash equivalents	$280.1	$290.5
	Restricted cash included in Other current assets	7.3	2.3
	Cash, cash equivalents and restricted cash	$287.4	$292.8

[1]	Working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.
[2]	Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners, and is useful information for investors. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

		FOURTH QUARTER		YEAR-TO-DATE
		2025	2024	2025	2024
	NET SALES
	Tools & Outdoor	$3,160.4	$3,227.6	$13,158.2	$13,304.2
	Engineered Fastening[1,2]	524.2	492.9	1,972.2	2,061.5
	Total	$3,684.6	$3,720.5	$15,130.4	$15,365.7

	SEGMENT PROFIT [3]
	Tools & Outdoor	$418.3	$298.1	$1,328.8	$1,197.4
	Engineered Fastening[1,2]	$63.2	$52.7	$197.0	$254.9

	CORPORATE OVERHEAD [3]	$(61.4)	$(61.9)	$(270.4)	$(270.6)

	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	13.2%	9.2%	10.1%	9.0%
	Engineered Fastening[1,2]	12.1%	10.7%	10.0%	12.4%

[1]	In the first quarter of 2025, the Industrial segment was renamed “Engineered Fastening” as a result of a more focused portfolio following recent divestitures. The Engineered Fastening segment name change is to the name only and had no impact on the Company’s consolidated financial statements or segment results. The 2024 amounts shown above for the Engineered Fastening segment include the results of the Infrastructure business through the date of sale of April 1, 2024.
[2]	In December 2025, the Company announced a definitive agreement to sell its Consolidated Aerospace Manufacturing (“CAM”) business. Based on management’s commitment to sell this business, the assets and liabilities related to CAM were classified as held for sale on the Company’s Condensed Consolidated Balance Sheets as of January 3, 2026. For the year ended January 3, 2026, net sales and segment profit for Engineered Fastening included $413.9 million and $31.3 million, respectively, related to the CAM business.
[3]	Segment profit is defined as net sales minus cost of sales and SG&A (aside from corporate overhead expenses). The corporate overhead element of SG&A, which is not allocated to the business segments for purposes of determining segment profit, consists of the costs associated with the executive management team and expenses related to centralized functions that benefit the entire Company but are not directly attributable to the business segments, such as legal and corporate finance functions, as well as expenses for the world headquarters facility.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		FOURTH QUARTER 2025
		GAAP	Non-GAAP Adjustments	Non-GAAP[1]
	Gross profit	$1,221.9	$5.9	$1,227.8
	% of Net Sales	33.2%		33.3%
	Selling, general and administrative	801.8	(7.9)	793.9
	% of Net Sales	21.8%		21.5%
	Earnings from continuing operations before income taxes	228.0	64.1	292.1
	Income taxes on continuing operations[2]	69.8	8.0	77.8
	Net earnings from continuing operations	158.2	56.1	214.3
	Diluted earnings per share of common stock - Continuing operations	$1.04	$0.37	$1.41

		FOURTH QUARTER 2024
		GAAP	Non-GAAP Adjustments	Non-GAAP[1]
	Gross profit	$1,144.1	$16.1	$1,160.2
	% of Net Sales	30.8%		31.2%
	Selling, general and administrative	855.2	(18.5)	836.7
	% of Net Sales	23.0%		22.5%
	Earnings from continuing operations before income taxes	125.4	49.3	174.7
	Income taxes on continuing operations[2]	(69.5)	18.2	(51.3)
	Net earnings from continuing operations	194.9	31.1	226.0
	Diluted earnings per share of common stock - Continuing operations	$1.28	$0.21	$1.49

[1]	The Non-GAAP 2025 and 2024 information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results and business trends aside from the material impact of certain gains and charges and ensures appropriate comparability to operating results of prior periods. See further detail on Non-GAAP adjustments on page 17.
[2]	Income taxes attributable to Non-GAAP adjustments are determined by calculating income taxes on pre-tax earnings, both inclusive and exclusive of Non-GAAP adjustments, taking into consideration the nature of the Non-GAAP adjustments and the applicable statutory income tax rates.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		YEAR-TO-DATE 2025
		GAAP	Non-GAAP Adjustments	Non-GAAP[1]
	Gross profit	$4,588.3	$50.6	$4,638.9
	% of Net Sales	30.3%		30.7%
	Selling, general and administrative	3,332.9	(86.6)	3,246.3
	% of Net Sales	22.0%		21.5%
	Earnings from continuing operations before income taxes	417.9	396.2	814.1
	Income taxes on continuing operations[2]	16.0	88.6	104.6
	Net earnings from continuing operations	401.9	307.6	709.5
	Diluted earnings per share of common stock - Continuing operations	$2.65	$2.02	$4.67

		YEAR-TO-DATE 2024
		GAAP	Non-GAAP Adjustments	Non-GAAP[1]
	Gross profit	$4,514.4	$88.8	$4,603.2
	% of Net Sales	29.4%		30.0%
	Selling, general and administrative	3,332.7	(81.3)	3,251.4
	% of Net Sales	21.7%		21.2%
	Earnings from continuing operations before income taxes	241.1	466.0	707.1
	Income taxes on continuing operations[2]	(45.2)	92.6	47.4
	Net earnings from continuing operations	286.3	373.4	659.7
	Diluted earnings per share of common stock - Continuing operations	$1.89	$2.47	$4.36

[1]	The Non-GAAP 2025 and 2024 information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results and business trends aside from the material impact of certain gains and charges and ensures appropriate comparability to operating results of prior periods. See further detail on Non-GAAP adjustments on page 17.
[2]	Income taxes attributable to Non-GAAP adjustments are determined by calculating income taxes on pre-tax earnings, both inclusive and exclusive of Non-GAAP adjustments, taking into consideration the nature of the Non-GAAP adjustments and the applicable statutory income tax rates.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		FOURTH QUARTER 2025
		GAAP	Non-GAAP Adjustments[1]	Non-GAAP[2]
	SEGMENT PROFIT
	Tools & Outdoor	$418.3	$11.4	$429.7
	Engineered Fastening	$63.2	$0.2	$63.4

	CORPORATE OVERHEAD	$(61.4)	$2.2	$(59.2)

	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	13.2%		13.6%
	Engineered Fastening	12.1%		12.1%

		FOURTH QUARTER 2024
		GAAP	Non-GAAP Adjustments[1]	Non-GAAP[2]
	SEGMENT PROFIT
	Tools & Outdoor	$298.1	$32.1	$330.2
	Engineered Fastening	$52.7	$0.2	$52.9

	CORPORATE OVERHEAD	$(61.9)	$2.3	$(59.6)

	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	9.2%		10.2%
	Engineered Fastening	10.7%		10.7%

1	Non-GAAP adjustments for the Tools & Outdoor segment relate primarily to footprint actions and other costs associated with the supply chain transformation, as further discussed on page 17.
2	The Non-GAAP 2025 and 2024 business segment and corporate overhead information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results and business trends aside from the material impact of certain gains and charges and ensures appropriate comparability to operating results of prior periods.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		YEAR-TO-DATE 2025
		GAAP	Non-GAAP Adjustments[1]	Non-GAAP[2]
	SEGMENT PROFIT
	Tools & Outdoor	$1,328.8	$81.6	$1,410.4
	Engineered Fastening	$197.0	$29.3	$226.3

	CORPORATE OVERHEAD	$(270.4)	$26.3	$(244.1)

	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	10.1%		10.7%
	Engineered Fastening	10.0%		11.5%

		YEAR-TO-DATE 2024
		GAAP	Non-GAAP Adjustments[1]	Non-GAAP[2]
	SEGMENT PROFIT
	Tools & Outdoor	$1,197.4	$143.1	$1,340.5
	Engineered Fastening	$254.9	$3.6	$258.5

	CORPORATE OVERHEAD	$(270.6)	$23.4	$(247.2)

	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	9.0%		10.1%
	Engineered Fastening	12.4%		12.5%

1	Non-GAAP adjustments for the business segments relate primarily to separation benefit costs associated with a voluntary retirement program as well as footprint actions and other costs associated with the supply chain transformation, as further discussed on page 17. Non-GAAP adjustments for Corporate overhead primarily consist of voluntary retirement program costs and transition services costs related to previously divested businesses.
2	The Non-GAAP 2025 and 2024 business segment and corporate overhead information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results and business trends aside from the material impact of certain gains and charges and ensures appropriate comparability to operating results of prior periods.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS TO EBITDA
(Unaudited, Millions of Dollars)

	FOURTH QUARTER		YEAR-TO-DATE
	2025	2024	2025	2024
Net earnings from continuing operations	$158.2	$194.9	$401.9	$286.3
% of Net Sales	4.3%	5.2%	2.7%	1.9%

Interest - net	81.4	74.6	317.9	319.5
Income taxes on continuing operations	69.8	(69.5)	16.0	(45.2)
Depreciation	88.9	99.0	365.6	426.3
Amortization	34.8	40.6	146.8	163.2
EBITDA[1]	$433.1	$339.6	$1,248.2	$1,150.1
% of Net Sales	11.8%	9.1%	8.2%	7.5%

Non-GAAP adjustments before income taxes	64.1	49.3	396.2	466.0

Less: Accelerated depreciation included in Non-GAAP adjustments before income taxes	(0.1)	10.6	6.1	59.5
Adjusted EBITDA[1]	$497.3	$378.3	$1,638.3	$1,556.6
% of Net Sales	13.5%	10.2%	10.8%	10.1%

SUMMARY OF NON-GAAP ADJUSTMENTS BEFORE INCOME TAXES
(Unaudited, Millions of Dollars)

	FOURTH QUARTER		YEAR-TO-DATE
	2025	2024	2025	2024
Supply Chain Transformation Costs:
Footprint Rationalization[2]	$2.4	$8.5	$19.0	$66.3
Material Productivity & Operational Excellence	3.4	6.2	15.3	18.6
Voluntary retirement program[3]	(0.4)	—	11.5	—
Other charges	0.5	1.4	4.8	3.9
Gross profit	$5.9	$16.1	$50.6	$88.8

Supply Chain Transformation Costs:
Footprint Rationalization[2]	$6.2	$8.5	$21.3	$42.5
Complexity Reduction & Operational Excellence[4]	2.9	2.5	27.8	8.7
Transition services costs related to previously divested businesses	—	4.8	8.4	19.6
Voluntary retirement program[3]	(2.4)	—	31.1	(0.1)
Other charges (gains)	1.2	2.7	(2.0)	10.6
Selling, general and administrative	$7.9	$18.5	$86.6	$81.3

Income related to providing transition services to previously divested businesses	$—	$(4.8)	$(10.3)	$(19.6)
Voluntary retirement program[3]	—	—	6.2	—
Environmental charges[5]	(2.8)	(8.9)	(3.9)	143.2
Deal-related costs and other[6]	(4.3)	(4.6)	(11.9)	—
Other, net	$(7.1)	$(18.3)	$(19.9)	$123.6

Loss on sale of business	$—	$—	$0.3	$—
Asset impairment charges[7]	20.4	—	189.5	72.4
Restructuring charges	37.0	33.0	89.1	99.9
Non-GAAP adjustments before income taxes	$64.1	$49.3	$396.2	$466.0

Exhibit 99.2

1	EBITDA is earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA represents EBITDA excluding certain gains and charges, as summarized above. EBITDA and Adjusted EBITDA, both Non-GAAP measures, are considered relevant to aid analysis and understanding of the Company’s operating results and ensures appropriate comparability to prior periods.
2	Footprint Rationalization costs primarily relate to site transformation and re-configuration costs of $35.4 million and $45.2 million in 2025 and 2024, respectively, as well as accelerated depreciation of manufacturing and distribution center equipment of $48.9 million in 2024. Facility exit costs related to site closures are reported in Restructuring charges.
3	In June 2025, the Company implemented a voluntary retirement program (“VRP”) to right-size the Company’s corporate and support functions to align with a more focused portfolio following recent divestitures and more streamlined operations as part of the supply chain transformation. The costs associated with the VRP relate to separation benefits provided to eligible employees who voluntarily retired from the Company.
4	Complexity Reduction & Operational Excellence costs in 2025 primarily relate to third-party consulting fees to provide expertise in identifying business model changes and quantifying related cost savings opportunities within the Company’s Engineered Fastening business, developing a detailed program and related governance, and assisting the Company with the implementation of actions necessary to achieve the identified objectives.
5	The $143.2 million pre-tax environmental charges in 2024 related primarily to a reserve adjustment for the non-active Centredale Superfund site as a result of regulatory changes and revisions to remediation alternatives.
6	Deal-related costs and other in 2025 include an $8.1 million gain on sale of a distribution center as part of the supply chain transformation and a $14.3 million gain related to a favorable patent infringement settlement, partially offset by deal costs associated with the announced divestiture of the CAM business.
7	Asset impairment charges in 2025 include: (a) $108.4 million driven by updates to the Company’s brand prioritization strategy impacting the Lenox, Troy-Bilt, and Irwin trade names, (b) $43.9 million related to the write-down of certain minority investments pertaining to legacy corporate ventures, (c) $17.1 million related to the write-down of assets due to the exit of certain Outdoor product lines, and (d) $20.1 million related to a small business in the Tools & Outdoor segment. Asset impairment charges in 2024 include: (a) $41.0 million related to the Lenox trade name, (b) $25.5 million related to the Infrastructure business, and (c) $5.9 million related to a small business in the Engineered Fastening segment.

RECONCILIATION OF GAAP REVENUE GROWTH TO NON-GAAP ORGANIC GROWTH
(Unaudited)

	FOURTH QUARTER 2025
	GAAP Revenue Growth	Less: Acquisitions	Plus: Divestitures	Less: Product Line Transfer	Less: Currency	Non-GAAP Organic Growth[1]
Stanley Black & Decker	-1%	-%	-%	-%	2%	-3%
Tools & Outdoor	-2%	-%	-%	-%	2%	-4%
North America	-4%	-%	-%	1%	-%	-5%
Europe	5%	-%	-%	1%	7%	-3%
Rest of World	-2%	-%	-%	-%	2%	-4%
Engineered Fastening	6%	-%	-%	-3%	1%	8%

1	Non-GAAP Organic Growth, as reconciled to GAAP Revenue Growth above, is utilized to describe the change in the Company’s net sales excluding the impacts of foreign currency fluctuations, acquisitions during their initial 12 months of ownership, divestitures, and transfers of product lines between segments. Organic growth is also referred to as organic sales growth and organic revenue growth.